UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 14, 2005


                             AB HOLDING GROUP, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                             93-1143627
--------------------------------------------------------------------------------
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

    92365 Riekkola Rd., Astoria, OR                                 97103
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

                                 (503) 861-1812
              (Registrant's telephone number, including area code)

   --------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS.

         As previously reported in a Current Report on Form 8-K filed on December 5, 2005, AB Holding Group, Inc. (the "COMPANY") sold its remaining real property and with the closing of that transaction, the Company has no assets other than cash. The stockholders of the Company approved the dissolution and liquidation of the Company, as described in a Definitive Proxy Statement on
Schedule 14A filed on November 8, 2005, at the Company's annual stockholders' meeting on December 7, 2005. The complete results of the annual stockholders' meeting are set forth below:

     o Ag-Bag held its annual stockholders' meeting on December 7, 2005 at 9:00 a.m. There were 11,976,991 shares of common stock outstanding and entitled to vote based on the November 8, 2005 record date for the annual meeting.

     o The stockholders voted in favor of the Company's dissolution and liquidation. The results were as follows:

         PROPOSAL 1- DISSOLUTION AND LIQUIDATION:

        ------------------------------ ---------------------------- ----------------------------- ----------------------------
             NO. OF SHARES VOTING          NO. OF SHARES VOTING             NO. OF SHARES                 NO. OF BROKER
                    FOR                          AGAINST                      ABSTAINING                    NON-VOTES
        ------------------------------ ---------------------------- ----------------------------- ----------------------------
                   Common                        Common                        Common                        Common
        ------------------------------ ---------------------------- ----------------------------- ----------------------------
                  6,197,231                      33,950                         5,722                          0
        ------------------------------ ---------------------------- ----------------------------- ----------------------------

     o The stockholders also voted in favor of a motion to adjourn the annual meeting if that became necessary to approve the dissolution and liquidation. The results were as follows:

         PROPOSAL 2 - MOTION TO ADJOURN:

        ------------------------------ ---------------------------- ----------------------------- ----------------------------
             NO. OF SHARES VOTING          NO. OF SHARES VOTING             NO. OF SHARES                 NO. OF BROKER
                    FOR                          AGAINST                      ABSTAINING                    NON-VOTES
        ------------------------------ ---------------------------- ----------------------------- ----------------------------
                   Common                        Common                        Common                        Common
        ------------------------------ ---------------------------- ----------------------------- ----------------------------
                 10,974,903                      32,186                        20,522                          0
        ------------------------------ ---------------------------- ----------------------------- ----------------------------

     o Two directors were also elected at the annual meeting. In addition, Messrs. Schuette, DeMatteo, Inman, and Cunningham continued as directors following the annual meeting. The results were as follows:

         PROPOSAL 3 - ELECTION OF DIRECTORS:

         MICHAEL FOSTER

        ------------------------------ ----------------------------
                                        NO. OF SHARES WITHHOLDING
          NO. OF SHARES VOTING FOR              AUTHORITY
        ------------------------------ ----------------------------
                   Common                        Common
        ------------------------------ ----------------------------
                 10,611,343                       416,268
        ------------------------------ ----------------------------

         UDO WEBER

        ------------------------------ ----------------------------
                                        NO. OF SHARES WITHHOLDING
          NO. OF SHARES VOTING FOR              AUTHORITY
        ------------------------------ ----------------------------
                   Common                        Common
        ------------------------------ ----------------------------
                 10,613,443                       414,168
        ------------------------------ ----------------------------

            As previously indicated, now that the stockholders have approved the dissolution and liquidation, the Company will proceed to dissolve and make a liquidating distribution to its stockholders. The Company will file a Certificate of Dissolution with the Delaware Division of Corporations on December 15, 2005. Additionally, the Company will close its stock transfer books and halt trading of its shares, and the Company's transfer agent will stop processing any stock transfers, as of the close of business on December 15, 2005. The holders of record as of the close of business on December 15, 2005 will be entitled to participate in the distribution of liquidation proceeds.

         The Company anticipates making a one-time liquidating distribution, to stockholders of record as of December 15, 2005, shortly after filing the Certificate of Dissolution and upon the surrender of stock certificates. The Company will initiate a mailing to stockholders explaining the procedures for surrendering their stock certificates in order to receive payment. The Company will file another Current Report on Form 8-K to report the amount of the liquidating distribution once it has been determined by the board of directors.

         The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

         Some of the statements in this Current Report on Form 8-K are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about the Company's plans, objectives, expectations, intentions and assumptions and other statements contained in the Current Report on Form 8-K and the press release that are not statements of historical fact. Forward looking statements include, but are not limited to, statements regarding the Company's plans with respect to its liquidating distribution to stockholders. In some cases, you can identify these statements by words such as "may," "will," "should," "estimates," "predicts," "potential," "continues," "strategy," "believes," "anticipates," "plans," "expects," "intends" and similar expressions. The Company cannot guarantee future results, levels of activity, performance or achievements. The Company's actual results and the timing of certain events may differ significantly from the results and timing discussed in this Current Report on Form 8-K. All forward-looking statements included in this Current Report on Form 8-K are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statements.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                AB HOLDING GROUP, INC.



Date:  December 14, 2005                        /s/ MIKE WALLIS
                                                --------------------------------
                                                Mike Wallis
                                                Chief Financial Officer and Vice
                                                President, Finance